EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Earl E. Congdon, state and attest that:

(1)	I am the Chairman and Chief Executive Officer of Old Dominion Freight Line, Inc.

(2)	Accompanying this certification is the Quarterly Report on Form 10-Q for Old Dominion Freight Line, Inc., for the quarter ended September 30, 2003, a periodic report filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.

(3)	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

•	The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

/s/ Earl. E. Congdon

Name: Earl E. Congdon
Date: November 11, 2003

A signed copy of this written statement required by Section 906 has been provided to Old Dominion Freight Line, Inc. and will be retained by Old Dominion Freight Line, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.